UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

GENERAL CANNABIS CORP

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On March 30, 2020, General Cannabis Corp (the “Company”) issued a stockholder letter announcing expected revenue for its year ended December 31, 2019. The Company has furnished a copy of this letter as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K under Item 2.02 “Results of Operations and Financial Condition” and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

The Company is relying on the order issued on March 4, 2020, by the U.S. Securities and Exchange Commission (Release No. 34-88318) to extend the filing date of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.  The order provides public companies with up to an additional 45 days to file with the Securities and Exchange Commission reports under the Securities Exchange Act of 1934, as amended, including Annual Reports on Form 10-K, if the company is unable to meet the filing deadline due to circumstances relating to the novel coronavirus, COVID-19.

The Company’s operations and business have been disrupted due to the unprecedented conditions and travel restrictions surrounding the COVID-19 pandemic spreading throughout the United States.  These disruptions have resulted in limited access to the Company’s facilities and have interfered with management’s ability to work with its independent accountants, professional advisors and support staff in order to complete the Company’s financial statements and related disclosures that will be included in the Company’s Form 10-K.  Notwithstanding the foregoing, the Company expects to file its Form 10-K for the year ended December 31, 2019, no later than May 14, 2020, which is 45 days from the original filing deadline of March 30, 2020, for such Form 10-K.

The Company is also supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, with the following risk factor regarding the impact of COVID-19 on the Company’s business:

The Company’s business, results of operations and financial condition may be adversely affected by pandemic infectious diseases, particularly the novel coronavirus strain known as COVID-19.

Pandemic infectious diseases, such as the current COVID-19 strain, may adversely impact the Company’s business, consolidated results of operations and financial condition. The global spread of COVID-19 has created significant volatility and uncertainty and economic disruption. The extent to which COVID-19 impacts the Company’s business, operations and financial results will depend on numerous evolving factors that the Company may not be able to accurately predict, including: the duration and scope of the pandemic; governmental, business and individuals’ actions that have been and continue to be taken in response to the pandemic; the impact of the pandemic on economic activity and actions taken in response; the effect on the Company’s customers and customer demand for the Company’s services, products and solutions; the Company’s ability to sell and provide its services and solutions, including as a result of travel restrictions and people working from home; the ability of the Company’s customers to pay for the Company’s services and solutions; and any closures of the Company’s offices and the offices and facilities of the Company’s customers.  COVID-19, as well as measures taken by governmental authorities to limit the spread of this virus, may interfere with the ability of the Company’s employees, suppliers, and other business providers to carry out their assigned tasks or supply materials or services at ordinary levels of performance relative to the requirements of the Company’s business, which may cause the Company to materially curtail certain of its business operations.  Any of these events could materially adversely affect the Company’s business, financial condition, results of operations and/or stock price

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include statements relating to the following: the expected timing of the filing of the Company’s Form 10-K for the fiscal year ended December 31, 2019, and the potential impacts on the Company’s business, financial, condition, results of operations and/or stock price of the novel coronavirus, COVID-19.  Any statements that are not statements of historical fact, such as the statements described above, should be considered forward-looking statements.  Some of these statements may be identified by the use of the words “may,” “will,” “believes,” “plans,” “anticipates,” “expects” and similar expressions. The Company has based these forward-looking statements on current expectations and projections about future events as of the date of this Form 8-K.  These forward-looking statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those factors described from time to time in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Reports on Form 10-Q under the heading “Risk Factors” and in subsequent filings with the Securities and Exchange Commission. General Cannabis undertakes no duty to update any forward-looking statements made herein.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Stockholder letter dated March 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 30, 2020

GENERAL CANNABIS CORP

By:	/s/ Steve Gutterman
Name:	Steve Gutterman
Title:	Chief Executive Officer